EXHIBIT 24

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Richard L. Carrion
Richard L. Carrion

24-1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ M. Frances Keeth
M. Frances Keeth

24-2

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Robert W. Lane
Robert W. Lane

24-3

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Sandra O. Moose
Sandra O. Moose

24-4

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Joseph Neubauer
Joseph Neubauer

24-5

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

24-6

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Thomas H. O’Brien
Thomas H. O’Brien

24-7

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

24-8

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Hugh B. Price
Hugh B. Price

24-9

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Ivan G. Seidenberg
Ivan G. Seidenberg

24-10

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ John W. Snow
John W. Snow

24-11

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, Thomas A. Bartlett and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ John R. Stafford
John R. Stafford

24-12

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Thomas A. Bartlett and Catherine T. Webster and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Doreen A. Toben
Doreen A. Toben

24-13

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 (and such additional amount as may be permitted to be registered in a registration statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act) in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben and Catherine T. Webster and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of May, 2008.

/s/ Thomas A. Bartlett
Thomas A. Bartlett

24-14